                                POWER OF ATTORNEY

        The  undersigned,  as a  Section  16  reporting  person  of  Trans-India
Acquisition  Corporation (the "Company"),  hereby constitutes and appoints Craig
Colmar and Bobba Venkatadri, and each of them, the undersigned's true and lawful attorney-in-fact to:

1.      Complete  and  execute  Form ID and Forms 3, 4 and 5 and other forms and all  amendments  thereto  as such  attorney-in-fact  shall in his or her discretion  determine to be required or advisable pursuant to Section 16 of the  Securities  Exchange Act or 1934, as amended,  and the rules and
        regulations   promulgated   thereunder,   or  any  successor   laws  and
        regulations,   as  a  consequence   of  the   undersigned's   ownership,
        acquisition or disposition of securities of the Company; and

2.      Do all acts  necessary  in order to file such forms with the  Securities
        and   Exchange   Commission,   any   securities   exchange  or  national
        association,  the  Company  and  such  other  person  or  agency  as the attorney-in-fact shall deem appropriate.

        The   undersigned   hereby   ratifies   and   confirms   all  that  said
attorneys-in-fact  and agents shall do or cause to be done by virtue hereof. The undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the  undersigned,  are not assuming,  nor is the
Company  assuming,  any of the  undersigned's  responsibilities  to comply  with
Section 16 of the Securities  Exchange Act of 1934, as amended, or the rules and regulations of the Securities and Exchange Commission.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the
Company and the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 20th day of October 2006.

                                        Signature: /S/ Nalluru C. Murthy
                                                   -----------------------------

                                        Print Name: Nalluru C. Murthy